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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the use of our report dated February 19, 1999, with respect to the financial statements of Pinnacle Management & Trust Co. as of and for the years ended December 31, 1998 and 1997, incorporated herein by reference.

                                                              /s/ KPMG LLP

                                                                  KPMG LLP

Houston, Texas
August 10, 2000